UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 27, 2016 (September 26, 2016)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
We refer to our Current Report on Form 8-K filed on September 27, 2016 (the "Prior Form 8-K").  As indicated in the Prior Form 8-K, on September 26, 2016, Global Self Storage, Inc. (the "Company"), through a wholly owned subsidiary, completed the acquisition of a self storage facility located in Fishers, Indiana (the "Fishers Property") from Gray Eagle Development, LLP (the "Seller") for the sum of $7,700,000.
We hereby amend the Prior Form 8-K to provide the required financial information as described below in Item 9.01 with respect to the Fishers Property.
Item 9.01   Financial Statements and Exhibits.
(a)                               Financial Statements of Businesses Acquired.

Page
Report of Independent Registered Public Accounting Firm	F-1
Historical Summaries of Revenue and Direct Operating Expenses for the six months ended June 30, 2016 (unaudited) and for the year ended December 31, 2015	F-2
Notes to the Historical Summary of Revenue and Direct Operating Expenses	F-3

(b)                               Pro Forma Financial Information.

(d)                               Exhibits.

None.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: October 19, 2017

Report of Independent Registered Public Accounting Firm

To Board of Directors and Shareholders
Global Self Storage, Inc.
New York, New York

We have audited the accompanying Historical Summary of Revenue and Direct Operating Expenses (the "Historical Summary") of the self-storage property (the "Fishers Property") as described in Note 1 for the year ended December 31, 2015 and the related notes to the financial statement.

Management's Responsibility for Financial Statements
Management is responsible for the preparation and fair presentation of the Historical Summary in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Fishers Property for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.

Basis of Accounting
As described in Note 1 to the Historical Summary, the Historical Summary of Revenue and Direct Operating Expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Fishers Property revenue and expenses.  Our opinion is not modified with respect to this matter.

/s/ Tait, Weller & Baker LLP

October 19, 2017

Historical Summaries of Revenue and Direct Operating Expenses of the
Fishers Property (as described in Note 1)
 For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015

	Six Months Ended	Year Ended
	June 30,	December 31,
	2016	2015
	(Unaudited)
Revenues
Rental income	$ 332,916	$ 646,465
Other property related income	2	2,668
Total operating revenues	332,918	649,133
Direct Operating Expenses
Property operations	102,982	262,044
Total direct operating expenses	102,982	262,044
Revenues in excess of direct operation expenses	$ 229,936	$ 387,089

See notes to Historical Summaries of Revenue and Direct Operating Expenses.

Notes to Historical Summaries of Revenue and Direct Operating Expenses of the
 Fishers Property (as described in Note 1)

1.	Basis of Presentation

On September 26, 2016, Global Self Storage, Inc. (the "Company") completed the acquisition of a self storage facility located in McCordsville, Indiana (the "Fishers Property") for aggregate cash consideration of approximately $7,700,000. The property was acquired from Gray Eagle Development, LLP.

The accompanying Historical Summaries of Revenue and Direct Operating Expenses (the "Historical Summaries") have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Fishers Property revenue and expenses. The Historical Summaries have been prepared on the accrual basis of accounting and as such, requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the period presented. Actual results may differ from those estimates.

The unaudited interim historical summary of revenue and direct operating expenses for the period January 1, 2016 through June 30, 2016, was prepared on the same basis as the historical summary of revenue and direct operating expenses for the year ended December 31, 2015, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.	Summary of Significant Accounting Policies

Revenue and Expense Recognition: Rental income is recorded when earned.

Property tax expense is based upon actual amounts billed and, in some circumstances, estimates and historical trends when bills or assessments have not been received from the taxing authorities or such bills and assessments are in dispute. Cost of operations and general and administrative expense are expensed as incurred.

Other Property Related Income: Consists primarily of sales of storage-related merchandise and other income. Such income is recognized when earned.

Direct Operating Expenses: Direct operating expenses exclude certain costs that may not be comparable to the future operations of the Fishers Property. Excluded items primarily consist of interest expense, depreciation and amortization and other expenses not related to the future operations of the Fishers Property.

Capital Improvements and Repairs and Maintenance:  Expenditures for significant renovations or improvements that extend the useful life of assets are capitalized. Repair and maintenance costs are expensed as incurred.

Income Taxes: The Company qualifies as a real estate investment trust under the Internal Revenue Code of 1986, as amended, and will generally not be subject to corporate income taxes to the extent it distributes at least 90% of its taxable income to its stockholders and complies with certain other requirements. Accordingly, no provision has been made for federal income taxes in the accompanying Historical Summaries.

Use of Estimates: The preparation of the Historical Summaries in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Historical Summaries and accompanying notes. Actual results could differ from those estimates.

3.	Commitments and Contingencies

The Company's current practice is to conduct environmental investigations in connection with property acquisitions. At this time, the Company is not aware of any environmental contamination of the Fishers Property that individually or in the aggregate would be material to the Company's overall business, financial condition, or results of operations.

4.	Subsequent Events

The Company evaluated subsequent events through October 19, 2017, the date the financial statements were available to be issued.

Introduction

Global Self Storage, Inc. a Maryland corporation ("SELF," the "Company," "we," "our," or "us"), is a self-administered and self-managed real estate investment trust ("REIT") focused on the ownership, operation, acquisition, development, and redevelopment of self storage facilities ("stores") in the United States. The Company stores are located in the Northeast, Mid-Atlantic and Mid-West regions of the United States. The Company was formerly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed end management investment company. The Securities and Exchange Commission's ("SEC") order approving the Company's application to deregister from the 1940 Act was granted on January 19, 2016. Accordingly, effective January 19, 2016, the Company changed its name to Global Self Storage, Inc. from Self Storage Group, Inc., changed its SEC registration to a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (from an investment company under the 1940 Act), and listed its common stock on the Nasdaq Capital Market ("NASDAQ") under the symbol "SELF." The Company has elected to be treated as a REIT under the Internal Revenue Code of 1986, as amended (the "IRC"). To the extent the Company continues to qualify as a REIT, it will not be subject to tax, with certain limited exceptions, on the taxable income that is distributed to its stockholders. The Company invests in self storage facilities by acquiring stores through its wholly owned subsidiaries. The Company operates primarily in one segment:  rental operations.

During the period from July 1, 2016 through September 26, 2016, the Company acquired two self storage properties, a 739 unit, 85,738 square foot self storage property located in Lima, Ohio on August 29, 2016 and a 418 unit, 81,561 self storage property and a retail building located in Fishers, Indiana on September 26, 2016, for a total purchase price of $13 million in cash. Collectively, these two completed acquisitions are referred to as the "2016 Mid-West Acquisitions."

The accompanying unaudited pro forma condensed consolidated financial statements as of June 30, 2016 and for the period January 19, 2016 through June 30, 2016 are derived from (1) the historical financial statements of the Company as filed in the Company's Form 10-Q for the period ended June 30, 2016 and (2) unaudited financial information regarding the 2016 Mid-West Acquisitions.

Pro forma financial information has not been provided for 2015 and for the period January 1, 2016 to January 18, 2016, since the Company was an investment company and applied the accounting guidance under the Financial Accounting Standards Board Accounting Standards Topic 946 ("ASC 946").

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2016 reflects adjustments to the Company's unaudited historical financial data to give effect to the 2016 Mid-West Acquisitions as if the transactions had occurred on June 30, 2016.

The unaudited pro forma condensed consolidated statement of operations for the period January 19, 2016 through June 30, 2016 reflect adjustments to the Company's historical financial data to give effect to the 2016 Mid-West Acquisitions as if the transactions had occurred on January 19, 2016. Additionally, the pro form condensed consolidated statement of operations give effect to the estimated incremental depreciation and amortization expense for periods that the 2016 Mid-West Acquisitions are included in the pro forma results but excluded from the Company's historical statements of operations.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company's actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company's future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

GLOBAL SELF STORAGE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
 June 30, 2016

		Pro Forma Adjustments
	Historical	2016 Mid-West	Other		Pro Forma
	SELF	Acquisitions	Adjustments		Combined
	(A)	(B)
Assets
Self storage facilities, net	$ 35,162,240	$ 12,740,000	$ -		$47,902,240
Cash and cash equivalents	21,606,751	-	(12,895,690)	(C)	8,711,061
Investments in securities	4,347,513	-	-		4,347,513
Accounts receivable	95,354	-	-		95,354
Prepaid expenses and other assets	192,599	-	-		192,599
Intangible assets	-	260,000	-		260,000
Total assets	$ 61,404,457	$ 13,000,000	$ (12,895,690)		$ 61,508,767
Liabilities and equity
Note payable	$ 19,267,449	$ -	$ -		$ 19,267,449
Accounts payable and accrued expenses	763,760	104,310	159,051	(D)	1,027,121
Total liabilities	20,031,209	104,310	159,051		20,294,570
Commitments and contingencies
Equity
Common stock, $0.01 par value, 19,900,000 shares authorized; 7,416,766 issued and outstanding	74,168	-	-		74,168
Series A participating preferred stock, $0.01 par value, 100,000 shares authorized: zero shares issued and outstanding	-	-	-		-
Additional paid in capital	32,908,888	-	-		32,908,888
Net assets acquired	-	12,895,690	(12,895,690)	(E)	-
Accumulated comprehensive income	1,899,658	-	-		1,899,658
Retained earnings	6,490,534	-	(159,051)	(D)	6,331,483
Total equity	41,373,248	12,895,690	(13,054,741)		41,214,197
Total liabilities and equity	$ 61,404,457	$ 13,000,000	$ (12,895,690)		$ 61,508,767

GLOBAL SELF STORAGE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
 For the Period January 19, 2016 through June 30, 2016

		Pro Forma Adjustments
	Historical	2016 Mid-West	Other		Pro Forma
	SELF	Acquistions	Adjustments		Combined
	(AA)	(BB)

Revenues
Rental income	$ 1,998,768	$ 583,301	$ -		$ 2,582,069
Other property related income	71,745	4,743	-		76,488
Total revenues	2,070,513	588,044	-		2,658,557
Expenses
Property operations	924,239	202,204	-		1,126,443
General and administrative	661,453	-	-		661,453
Depreciation and amortization	358,975	-	249,304	(CC)	608,279
Business development and property acquisition costs	159,033	-	(61,642)	(DD)	97,391
Total expenses	2,103,700	202,204	187,662		2,493,566
Operating income (loss)	(33,187)	385,840	(187,662)		164,991
Other income (expense)
Dividend and interest income	86,654	-	-		86,654
Interest expense	(16,652)	-	-		(16,652)
Total other income, net	70,002	-	-		70,002
Net income (loss)	$ 36,815	$ 385,840	$ (187,662)		$ 234,993

Earnings per share - basic and diluted	$ 0.00				$ 0.03

Weighted average shares outstanding - basic and diluted	7,416,766				7,416,766

GLOBAL SELF STORAGE, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Effective January 19, 2016, upon deregistration as an investment company, the Company's status changed to an operating company from an investment company since it no longer met the assessment of an investment company under ASC 946. The Company discontinued applying the guidance in ASC 946 and began to account for the change in status prospectively in accordance with other U.S. generally accepted accounting principles ("GAAP") topics as of the date of the change in status.
The Company's financial statements for the period subsequent to the deregistration are prepared on a consolidated basis to include the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Pro forma financial information has not been provided for 2015 and for the period January 1, 2016 to January 18, 2016, since the Company was an investment company and applied the accounting guidance under ASC 946.
2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Reflects the assets, liabilities, and stockholders' equity of the Company as filed on its Form 10-Q for the six months ended June 30, 2016.

(B) The Company acquired 2 self storage properties for an aggregate purchase price of $13 million. Presented below is a summary that reflects the purchase price allocation to the assets acquired and liabilities incurred.

Assets Acquired
Self storage properties
Land	$ 1,300,000
Building	11,440,000
Total self storage properties	12,740,000
Other assets
Customer in-place leases	260,000
Total assets acquired	$ 13,000,000
Liabilities Incurred
Accounts payable and accrued expenses	$ 104,310
Total liabilities incurred	104,310
Net Assets Acquired	$ 12,895,690

(C) Reflects the cash paid by the Company in aggregate at closing for the 2016 Mid-West Acquisitions.

(D)  Acquisition costs incurred subsequent to June 30, 2016, comprised of professional fees and closing costs.

(E) Represents the elimination of the Company's investment in its wholly-owned subsidiaries through which the 2016 Mid-West Acquisitions are held.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(AA) Reflects the results of operations of the Company for the period January 19, 2016 through June 30, 2016 as filed on its Form 10-Q for the six months ended June 30, 2016.

(BB) The table below reflects the revenue and certain expenses of the 2016 Mid-West Acquisitions as if each had occurred as of January 19, 2016 through June 30, 2016. This information reflects management's estimate of the revenue and certain expenses of each property prior to each property's date of acquisition based on accounting and financial information provided by each seller to the Company as part of management's standard due diligence process in connection with the acquisition of such properties.

	Lima, Ohio	Fishers, Indiana	Total
Number of Properties	1	1	2

Revenues
Rental income	$ 283,311	$ 299,990	$ 583,301
Other property related income	4,741	2	4,743
Total revenues	288,052	299,992	588,044
Direct Operating Expenses
Property operations	109,408	92,796	202,204
Total operating expenses	109,408	92,796	202,204
Excess of Revenue over Direct Operating Expenses	$ 178,644	$ 207,196	$ 385,840

(CC) Reflects incremental depreciation and amortization for the 2016 Mid-West Acquisitions acquired subsequent to June 30, 2016 as if each had occurred as of January 19, 2016. Buildings are depreciated over an estimated useful life of 39 years and customer in-place leases are amortized over 12 months.

Amortization of
Customer
	Depreciation	In-Place Leases	Total
2016 Mid-West Acquisitions	$ 132,161	$ 117,143	$ 249,304
Total	$ 132,161	$ 117,143	$ 249,304

(DD) The Company's historical statements of operations include costs related to the 2016 Mid-West Acquisitions of $61,642 for the period January 19, 2016 through June 30, 2016. Because these acquisition costs are directly related to the 2016 Mid-West Acquisitions to which we give pro forma effect as if they were acquired on January 19, 2016, a pro forma adjustment is reflected to remove $61,642 for the period January 19, 2016 through June 30, 2016.